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                                                                   Exhibit 10.39














                          LOAN AND SECURITY AGREEMENT

                           Dated as of April 6, 2001

                                    between

                    Unisphere Networks, Inc. (the "Lender")

                                      and

                        BroadSoft, Inc. (the "Borrower")
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                          LOAN AND SECURITY AGREEMENT

     This Loan and Security Agreement, dated as of April 6, 2001, is between Unisphere Networks, Inc., a Delaware corporation (the "Lender"), and BroadSoft, Inc., a Delaware corporation having a principal place of business at 220 Perry Parkway, Gaithersburg, Maryland 20877 (the "Borrower").

                                   RECITALS:

     WHEREAS, the Lender and Borrower have entered into an Agreement and Plan of Merger, dated October 20, 2000 (as amended, the "Merger Agreement"), that contemplates the merger of the Borrower into a wholly-owned subsidiary of the Lender (the "Merger"); and

     WHEREAS, pending consummation of the Merger, the Borrower may require additional credit for the operation of its business; and

     WHEREAS, Lender is willing to provide Borrower with such financing arrangements on the terms and conditions hereafter provided.

     NOW, THEREFORE, in consideration of the undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     As used in this Agreement:

     "Agreement" means this Loan and Security Agreement, as it may be amended or modified and in effect from time to time.

     "Authorized Officer" means the President, Vice President, Treasurer or Secretary of the Borrower, acting singly.

     "Base Rate" means the annual rate of interest published and in effect from time to time in the "Money Rates" column of the Wall Street Journal, eastern edition, as the "prime rate."

     "Business Day" means, with respect to any borrowing or payment, a day other than Saturday or Sunday on which banks are open for business in Boston, Massachusetts.

     "Change In Control" means the existing shareholders cease to own (either directly or indirectly) at least sixty-seven percent (67%) of the voting stock of the Borrower.

     "Code" means the Uniform Commercial Code of the jurisdiction with respect to which such term is used, as in effect from time to time.

     "Collateral" shall have the meaning assigned to such term in Article IV hereof.


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          "Comdisco Subordination Agreement" means that certain subordination agreement of even date herewith by and among the Lender, the Borrower and Comdisco, Inc., as the same may be amended from time to time.

          "Commitment Termination Date" means the earliest to occur of (a) 5:00 p.m., eastern daylight time, on August 31, 2001, (b) the Effective Time (within the meaning of the Merger Agreement) and (c) the termination of the Merger Agreement.

          "Credit Commitment" means the obligation of Lender to make Loans to Borrower in the aggregate amount not to exceed $9,000,000.

          "Default" means an event described in Article VII.

          "Effective Date" means the date of this Agreement.

          "GAAP" shall have the meaning given to such term in the Merger Agreement.

          "Indebtedness" means all liabilities, obligations and indebtedness of any and every kind and nature, including, without limitation, all liabilities and all obligations to general creditors (other than trade payables), whether now or hereafter owing, arising, due or payable, from Borrower to any Person, and howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise.

          "Intellectual Property Security Agreement" means the Intellectual Property Agreement, substantially in the form attached hereto as Exhibit "D", executed and delivered by Borrower in favor of the Lender.

          "Intellectual Property Collateral" means all of the following, to the extent owned, or ownership is hereafter acquired, by the Borrower:


               (a) any and all copyrights, copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and deviation work thereof, whether published or unpublished, and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held;

               (b) any and all patents, patent applications and like protections including; without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same ("the Patents");

               (c) any and all trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with or symbolized by such trademarks;

               (d) any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;



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          (e)  any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

          (f) any and all claims for damages by any of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for or collect such damages for said use or infringement of the intellectual property rights identified above;

          (g) all licenses or other rights to use any of the intellectual property rights identified above, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

          (h) all amendments, renewals and extensions of any of the intellectual property rights identified above; and

          (i) all proceeds and products of the foregoing, including, without limitation, all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

     "Landlord Waiver" means that certain landlord waiver executed and delivered by each landlord for the premises leased by the Borrower where any Collateral is located, in substantially the form attached hereto as Exhibit "C".

     "Loan" as defined in Section 2.1(a).

     "Loan Documents" means this Agreement, the Note, the Intellectual Property Security Agreement, the Landlord Waivers and any Supplemental Documentation.

     "Loan Request" means a loan request in substantially the form attached hereto as Exhibit "B".

     "Material Adverse Effect" shall have the meaning given to the term "Company Material Adverse Effect" in the Merger Agreement and shall also include any material adverse effect on (i) the Borrower's ability to pay the Obligations in accordance with the terms thereof, or (ii) the Collateral or the Lender's liens on the Collateral or the priority of such liens.

     "Material Adverse Change" shall have the meaning given to the term "Company Material Adverse Change" in the Merger Agreement.

     "Maturity Date" means the first anniversary of the date upon which the Merger Agreement is terminated or the Merger is closed.

     "Obligations" means all unpaid principal of and accrued and unpaid interest on the Note and all other obligations, interest, fees, charges and expenses of the Borrower to the Lender arising under or in connection with the Loan Documents.

     "Permitted Indebtedness" means the indebtedness or obligations described in
Section 6.4(e)(1) of this Agreement.


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     "Permitted Liens" means the liens, mortgages, encumbrances, pledges and other security interests described in Section 6.4(e)(2) of this Agreement.

     "Person" means any corporation, natural person, firm, joint venture, partnership, trust, unincorporated organization, enterprise, government or any department or agency of any government.

     "Reasonable Best Efforts" shall have the meaning given to such term in the Merger Agreement.

     "Supplemental Documentation" means agreements, instruments, documents, financing statements, warehouse receipts, bills of lading, notices of assignment of accounts, schedules of accounts assigned, mortgages and other written matter necessary or reasonably requested by the Lender to perfect and maintain perfected the Lender's security interest in the Collateral.

     "Subordination Agreements" means the SVB Subordination Agreement and the Comdisco Subordination Agreement.

     "SVB Subordination Agreement" means that certain subordination agreement of even date herewith by and among the Lender, the Borrower and Silicon Valley Bank, as the same may be amended from time to time.

     All undefined terms contained in this Agreement shall, unless the context indicates otherwise, have the meanings provided for by the Code as in effect in the Commonwealth of Massachusetts to the extent the same are used or defined therein. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, including the Exhibits and Schedules hereto, as the same may from time to time be amended, modified or supplemented, and not to any particular section, subsection or clause contained in this Agreement.

     Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter.

                                   ARTICLE II

                               THE LOAN FACILITY

     2.1  Loan Facility.

          (a)  Loans.    Subject to satisfaction of the conditions set forth in
Article III hereof, the Lender agrees, on the terms and conditions set forth in this Agreement, to make loans and advances (each, a "Loan") to the Borrower at the Borrower's request either (i) for working capital purposes, from March 1, 2001 until the Commitment Termination Date, or (ii) for purposes of effecting the redemption of up to 9,000,000 shares of the Borrower's Series A Preferred Shares (as defined in the Merger Agreement) immediately prior to the Effective Time (as defined in the Merger Agreement), as contemplated by Section 5.2 (s) and elsewhere in the Merger Agreement, from the date of this Agreement until the Commitment Termination Date, which loans and advances in an aggregate amount outstanding from time to time do not exceed the Commitment. In no event


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shall the Borrower request, or the Lender be required to advance, loans or advances for working capital purposes pursuant to clause (i) above in excess of $1,500,000 during any calendar month. The Borrower shall repay the aggregate outstanding principal amount of each such Loan, together with all interest due thereon, and all other amounts owing under this Agreement or the Loan Documents in connection with such Loan in full on the Maturity Date. If the aggregate principal amount of all outstanding Loans shall at any time exceed the Commitment, the Borrower shall immediately pay such excess to the Lender. The obligation of the Borrower to repay the principal amount of each Loan, and any and all interest which accrues thereon, shall be evidenced by a promissory note in the original principal amount of the Commitment, executed and delivered by the Borrower in substantially the form of Exhibit "A" hereto (the "Note").

          (b) Making the Loans. Each Loan shall be made on notice of the principal amount of each Loan given by the Borrower to Lender not later than 12:00 noon on the third Business Day prior to the date of the proposed Loan (which shall also be on Business Day). Such notice shall be made by submitting to the Lender a duly executed Loan Request (which specifies the amount of such Loan). Each Loan shall comply with all of the provisions of this Agreement. The Lender shall promptly, and in any event not later than the date specified in the Loan Request for the proposed Loan, advance the requested amount to the Borrower in immediately available funds to the deposit account specified by the Borrower.

     2.2  Interest.

          (a) Interest Rates. The Borrower shall pay interest on the Loans at a per annum rate equal to the Base Rate plus four percent (4%) (the "Applicable Rate"), payable on the Maturity Date, provided, however, that while any Default exists, amounts payable under the Loan Documents shall bear interest (compounded monthly and payable on demand with respect to overdue amounts) at a rate per annum equal to two percent (2%) above the Applicable Rate until such amounts are paid in full.

          (b) Interest Basis. Interest shall be calculated for actual days elapsed on the basis of a 360-day year. Interest shall be payable for the day the Loan is made but not for the day of any payment on the amount paid if payment is received prior to noon (local time) at the place of payment. If any payment of principal of or interest on the Loan shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

     2.3 Method of Payment. All payments of principal, interest, and fees hereunder shall be made in immediately available funds in United States Dollars to the Lender at the Lender's address specified pursuant to Section 9.14, by noon (local time) on the date when due. Any of the Loans outstanding at any time under this Loan Agreement may be prepaid in whole or in part without penalty. Amounts repaid or prepaid with respect to the Loans may not be reborrowed, provided that the Borrower shall give the Lender written notice of its intention to prepay any of the outstanding amounts, which notice shall specify the amount to be so prepaid and the date of such prepayment, not less than 2 days prior to such prepayment.

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                                  ARTICLE III

                              CONDITIONS PRECEDENT

     3.1 Conditions to Initial Loan. The Lender shall not be required to make any Loans under this Agreement unless, on the date of the initial Loan Request delivered by the Borrower to the Lender, the Borrower has furnished to the Lender, or caused to be furnished to the Lender (unless otherwise waived by Lender in writing), the following, in a form and substance reasonably satisfactory to the Lender and its counsel, each dated as of the date of the initial Loan Request (or such other date as shall be acceptable to the Lender);
(a) the Note; (b) the Intellectual Property Security Agreement; (c) a certificate of the secretary of the Borrower; (1) certifying that attached thereto are true and correct copies of the Borrower's charter documents, by-laws, and documents evidencing all corporate action taken to authorize this transaction and (2) giving the name, position and signature specimen of all authorized officers; (d) the written opinion of counsel to the Borrower, addressed to the Lender in form and substance reasonably satisfactory to Lender;
(e) written documentation satisfactory to Lender evidencing that Lender holds a first priority perfected security interest in the Collateral, junior only to the first priority lien in favor of Silicon Valley Bank and the subordinated lien in favor of Comdisco and only with respect to any and all amounts now or hereafter owed to either of them under credit facilities that exist on the Effective Date; and (f) such other documents as Lender or its counsel may reasonably request.

     3.2 Conditions To All Borrowings. The obligations of the Lender to make any Loan whether or not after the Effective Date, shall also be subject to the following conditions precedent that on the date such Loan is made and after giving effect thereto:

          (a) Each of the representations and warranties of the Borrower contained in this Agreement, the Loan Documents or the Merger Agreement shall be true and correct as of the date as of which they were made and, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties shall be true and correct as of such date), shall also be true and correct as of the date the Loan is made, except for any failure to be true and correct which has not resulted in, and would not be reasonably likely to result in, a Material Adverse Change, and no Default shall have occurred and be continuing;

          (b) Borrower shall deliver to the Lender a Loan Request, executed by the chief executive officer of Borrower, affirming compliance with the foregoing
Section 3.2(a) as of such date;

          (c)  The Merger Agreement shall not have been terminated;

          (d) The Closing (as defined in the Merger Agreement) shall not have occurred, and the failure of the Closing to have occurred shall not be attributable to the failure of the Borrower to have satisfied the conditions to closing set forth in Sections 5.1(a) and 5.2 of the Merger Agreement;

          (e) The Lender shall not have the right (whether or not exercised) to terminate the Merger Agreement under Section 7.1(b) thereof;

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          (f) The Borrower shall comply with all other requirements under this
Agreement; and

          (g) With respect to a loan or advance for purposes of effecting the redemption of the Series A Preferred Shares under Section 2.1(a)(ii) above, all conditions to closing under the Merger Agreement (excluding redemption of the Series A Preferred Shares and delivery of any documents to be delivered at the Closing (as defined in the Merger Agreement)) shall have been satisfied or waived.



                                   ARTICLE IV

                           GRANT OF SECURITY INTEREST

          4.1 To secure payment and performance of all Obligations, the Borrower hereby grants to the Lender a security interest in the following property (collectively, the "Collateral"):

         All of the Borrower's now owned or hereafter acquired, wherever located:

         (a) Inventory, including but not limited to all inventory, supplies, raw materials, work in process, goods, merchandise, finished inventory and other tangible personal property held by the Borrower for sale or for lease, furnished or to be furnished under contracts of service, or used or consumed in the Borrower's business, goods in transit, any and all returned or repossessed inventory or merchandise and all documents of title (whether negotiable or negotiable) representing any of the foregoing, and all proceeds thereof; and

         (b) Accounts, including, but not limited to, all accounts, all rights of the Borrower to payment for goods sold or leased or for services rendered, all accounts receivable of the Borrower; all obligations owing to the Borrower evidenced by an instrument or chattel paper; all rights of the Borrower to payment under a contract not yet earned by performance; all obligations owing to the Borrower of any kind or nature, including all writings, if any, evidencing the same, including all instruments, drafts, acceptances and chattel paper; any and all proceeds of any of the foregoing. Further included within the term "Accounts" are all right, title and interest of Borrower in and to the Inventory which gave rise to any Account, (including the right of stoppage in transit) all guaranties of, and security and liens with respect to any Account, and all Accounts, Documents and Contract Rights of Borrower as defined in the Uniform Commercial Code; and

         (c) Instruments, and Chattel Paper, including all instruments and chattel paper as defined in the Uniform Commercial Code and all proceeds thereof; and

         (d) General Intangibles, including, but not limited to, all general intangibles as defined in the Uniform Commercial Code, all Intellectual Property Collateral and all proceeds thereof, including without limitation, any and all rights of Borrower to any refund of any tax assessed against Borrower or paid by Borrower, loss carry-back tax refunds, insurance premium rebates, unearned premiums, insurance proceeds, choses in action, names, trade names, goodwill (whether related to the business, any intellectual property, or otherwise), trade secrets, computer programs, computer records, data, computer software, customer lists, patents, patent rights, patent applications, patents pending, patent licenses or assignments, development ideas and concepts,


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
licenses, permits, franchises, telephone numbers, literary rights, rights to performance, trademarks, trademark applications, trademark rights, logos, intellectual property, copyrights, copyright applications, licenses, proprietary or other processes, blueprints, drawings, designs, diagrams, plans, reports, charts, catalogs, manuals, research, literature, proposals, cost estimates, routes, and other reproductions on paper or otherwise, of any and all concepts or ideas, whether or not related to the business or operations of Borrower, and including the patents and trademarks listed on Schedule A hereto; and

          (e) Equipment, including but not limited to all equipment, vehicles, machinery, tools, furniture, fixtures, trade fixtures and parts. Further included within the term "Equipment" is all tangible personal property utilized in the conduct of the Borrower's business (but excluding any property hereinbefore defined as "Inventory") and all additions, accessions, substitutions, components, and replacements thereto, therefor and thereof and all proceeds thereof; and

          (f) Other tangible and intangible property including, without limitation, all investment property; and

          (g) all products and proceeds of the above, including insurance proceeds.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

     The Borrower represents and warrants to the Lender that on the date hereof, and on the date of each and every Loan made after the date hereof:

     5.1 Executive Offices. The location of the Borrower's chief executive office, principal place of business, other offices and places of business and of the Borrower's Accounts and Inventory are set forth on Schedule 5.1 hereto, and are the sole offices and places of business of Borrower. Borrower will provide Lender with at least thirty (30) days' prior written notice of any proposed change to the locations set forth on Schedule 5.1 hereof

     5.2 Corporate Power; Authorization Enforceable Obligations. The execution, delivery and performance by Borrower of the Loan Documents, to the extent it is a party thereto, and the creation of all liens provided for herein and therein: (i) are within Borrower's corporate power; (ii) have been and will be duly authorized by all necessary or proper action; (iii) are not in contravention of any provision of Borrower's by-laws or charter; (iv) will not violate any law or regulation, or any order or decree of any court or governmental instrumentality; (v) will not conflict with or result in the breach or termination of, constitute a default under, or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower is a party or by which Borrower or any of its property is bound (except for such conflict, breach, termination, default or acceleration as could not reasonably be expected to have a Material Adverse Effect); (vi) will not result in the creation or imposition of any lien upon any of the property of Borrower other than those in favor of the Lender, all pursuant to the Loan Documents; and (vii) do not require the consent or approval of any governmental body, agency, authority or any other Person, except such consents as have been obtained. Each of the Loan Documents delivered in connection herewith at such time shall have been duly executed and

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delivered for the benefit of or on behalf of Borrower, and each shall then constitute a legal, valid and binding obligation of Borrower, enforceable against it in accordance with its terms.

     5.3 Title to Collateral. Except as disclosed to the Lender in writing, including in the Merger Agreement or the disclosure schedule thereto, Borrower owns all of its personal property and has good, clear and marketable title thereto, free and clear of all liens and encumbrances, except (i) liens created hereunder; and (ii) liens listed on Schedule 6.5 attached hereto. There are no outstanding commitments of Borrower relative to the purchase, sale, mortgage or lease of said property, other than in the usual course of business.

     5.4 Intellectual Property Collateral. Borrower is the sole owner of the Intellectual Property Collateral, except for non-exclusive licenses granted by Borrower to its customers in the ordinary course of business. Each of the Patents is valid and enforceable, and no part of the Intellectual Property Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property Collateral violates the rights of any third party.

                                   ARTICLE VI

                                   COVENANTS

     6.1 Following the Effective Date and through the period ending on the closing of the Merger or the termination of the Merger Agreement, Borrower shall comply in all material respects with all of its covenants set forth in the Merger Agreement and shall use its Reasonable Best Efforts to obtain Landlord Waivers from each landlord where material assets of the Borrower are located.

     6.2 From and after the Effective Date and until all Obligations are paid in full in cash, the Borrower will not borrow or permit to be outstanding any principal amount in excess of (i) $449,923.91 under the Loan and Security Agreement between Silicon Valley Bank and the Borrower, dated November 4, 1999, and (ii) $2,353,061.80 under the Subordinated Loan and Security Agreement, dated as of June 5, 2000, between Comdisco, Inc. and the Borrower (the "Comdisco Loan Agreement"), plus, solely in the event the Merger Agreement is terminated and only following such termination, an additional $3,000,000 under the Comdisco Loan Agreement.

     6.3 Amendment to Merger Agreement. Borrower shall enter into an amendment to the Merger Agreement with Lender providing for the amendment of certain sections of the Merger Agreement, including but not limited to Section 5.2(s), to state that the Series A Preferred Shares shall be redeemed, for the consideration specified in the Company Charter (as defined in the Merger Agreement), no sooner than immediately prior to the Effective Time.

     6.4 Following the closing of the Merger or the termination of the Merger Agreement and for the remainder of the term of this Agreement and for so long as any loans to Borrower remain outstanding under this Agreement, unless the Lender shall otherwise consent in writing:

          (a) Reports and Notices. Borrower shall deliver, or cause to be delivered, to the Lender:

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               1. Within 90 days after the close of Borrower's fiscal year, copies of the audited annual financial statements of Borrower and statements of income and cash flows for such fiscal year audited by a certified public accountant satisfactory to Lender and prepared on a consistent basis and in accordance with GAAP.

               2. As soon as practicable, but in any event within 2 Business Days after Borrower becomes aware of the existence of any Default, or any development or other information which could reasonably be expected to have a Material Adverse Effect, telephonic or telecopy notice specifying the nature of such Default or development or information, including the anticipated effect thereof, which notice shall be promptly confirmed in writing within 5 days.

               3. Such other information respecting the Borrower's business, financial condition or prospects as the Lender may, from time to time, reasonably request.

      (b) Transactions with Affiliates. Borrower shall not make any payments or distributions of any kind to any shareholder of the Borrower or any affiliates of such shareholder and Borrower shall not enter into any transaction for the purchase, sale or exchange of property or the rendering of any service to or for any shareholder or director of the Borrower, or any affiliate of such person or entity unless such payments or transactions are in the ordinary course of Borrower's business and are upon fair and reasonable terms no less favorable to Borrower than Borrower would obtain in a comparable arm's-length transaction with an unaffiliated person.


     (c) Corporate Existence, etc. Borrower shall maintain its corporate existence, business and assets, keep its business and assets adequately insured, maintain its chief executive office at the location provided in
Section 5.2 hereof, continue to engage in the same lines of business, and comply in all material respects with all requirements of law. Borrower will maintain all of its assets and properties in good repair and working order. Borrower will not relocate its chief executive office or permit any of its assets or property to be kept at any locations other than as provided in
Section 5.2 hereof.


     (d) Cooperation with Lender. Borrower shall cooperate with the Lender, take such action, execute such documents, and provide such information as the Lender may from time to time reasonably request in order further to effect the transactions contemplated by and the purposes of the Loan Documents.

     (e) Indebtedness and Liens.

               1. The Borrower will not create, incur, assume, guarantee or become liable, contingently or otherwise, with respect to any indebtedness or obligation, except (i) Indebtedness to the Lender arising under the Loan Documents; (ii) Indebtedness which is subordinated to the Obligations, provided the terms of such Indebtedness, including the terms of subordination thereof, are reasonably satisfactory to the Lender in all respects; (iii) current liabilities of the Borrower not incurred through the borrowing of money or the obtaining of credit (except credit on an open account customarily extended); (iv) Indebtedness in respect of taxes or other governmental charges which are being contested in good faith by the appropriate


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
     proceedings; (v) operating or capital leases entered into by the Borrower in the ordinary course, provided such operating or capital leases shall not cause a Default herein; (vi) purchase money security interests; and (vii) subject to the provisions of Section 6.2, such other Indebtedness described on Schedule 6.4(e) hereto.

          2. The Borrower will not create, incur, or allow to be created or exist any lien, encumbrance, mortgage, pledge or other security interest of any kind upon any of its assets, except (i) liens securing the Obligations; (ii) liens securing taxes or governmental charges not yet due; (iii) liens securing capital leases; (iv) purchase money security interests; (v) liens to secure worker's compensation, employment insurance and social security obligations incurred in the ordinary course, (vi) liens to secure Indebtedness permitted under
     Section 6.4(e)(1)(ii) or (vi) liens described on Schedule 6.4(e) hereto.

     (f) Insurance. Borrower agrees to keep all the Collateral insured with coverages in amounts not less than usually carried by one engaged in a like business (and in any event not less than that required by Lender), naming the Lender as a loss payee, and payable to the Lender and Borrower, as their interests may appear. Borrower hereby appoints Lender as attorney-in-fact for Borrower in obtaining, adjusting, settling and canceling such insurance and endorsing any drafts. As further assurance for the payment and performance of the Obligations, Borrower hereby assigns to Lender all sums, including returned or unearned premiums, that may become payable under any policy of insurance on the Collateral, and Borrower hereby directs each insurance company issuing any such policy to make payment of such sums directly to Lender.

     (g) Inspection. Borrower will keep accurate and complete records of the Collateral, and Lender or any of its agents shall have the right, upon reasonable notice, to inspect the Collateral wherever located and to visit Borrower's place or places of business, at intervals to be determined by Lender and without Borrower's hindrance or delay, to inspect, audit, check and make extracts from any copies of books, records, journals, orders, receipts and correspondence that relate to the Collateral or to the general financial condition of Borrower. Lender may temporarily remove any of the Borrower's records for the purpose of having copies made thereof.

     (h) Taxes. Borrower will pay all real and personal property taxes, assessments and charges as well as all franchise, income, unemployment, old age benefit, withholding, sales and other taxes assessed against it, or payable by it at such times and in such manner as to prevent any penalty from accruing or any lien or charge from attaching to its property, and will furnish the Lender upon request, receipts, or other evidence that deposits or payments have been made.

     (i) Sales or Mergers. Borrower will (i) not sell or dispose of any of its assets, including the Collateral, except in the ordinary and usual course of its business or (ii) merge or consolidate, or permit any of its subsidiaries to merge or consolidate with or into any business or entity.

     (j) Government Accounts. Borrower will immediately notify Lender if any of Borrower's accounts arise out of contracts with the United States, any state or municipality, or any department, agency or instrumentality thereof, and execute any instruments and take any steps required by Lender in order that all monies due and to become due under such contracts shall be assigned to Lender.

     (k) Reimbursement. Borrower will reimburse Lender on demand for any sums paid or advanced by Lender to satisfy any tax, lien or security interest or other encumbrance on the Collateral, to provide insurance on the Collateral or to pay for the maintenance and preservation of the Collateral; provided however, that Lender shall not be obligated to make any such payments or deposits. Any such sums paid or advanced by Lender shall be deemed secured by the Collateral and constitute part of the Obligations.

     (l) Repair. Borrower will maintain all of its assets and property in good repair and working order.

     (m)  Registration of Intellectual Property Rights.

          1. Borrower shall register or cause to be registered (to the extent not already registered) with the United States Patent and Trademark Office or the United States Patent and Trademark Office or the United States Copyright Office, as applicable, any additional intellectual property rights developed or acquired by Borrower from time to time, including, without limitation, which are material to the business of the Borrower and/or any of its subsidiaries, revisions or additions to the intellectual property rights currently owned by the Borrower, provided that Borrower shall not be required to make such registration if it reasonably determines that there are valid business reasons for not so doing. Borrower shall execute and deliver such instruments, agreements and documents, including, without limitation, the Intellectual Property Security Agreements, as Lender shall reasonably request from time to time to perfect the Lender's security interests in the Borrower's intellectual property rights.

          2. Borrower shall (i) protect, defend and maintain the validity and enforceability of the Intellectual Property Collateral, (ii) use its best efforts to detect infringements of the Intellectual Property Collateral and promptly advise Lender in writing of material infringements detected and (iii) not allow any Intellectual Property Collateral to be abandoned, forfeited or dedicated to the public without the written consent of Lender, which shall not be unreasonably withheld.

          3. Lender may audit Borrower's Intellectual Property Collateral to confirm compliance with this Section 6.4(m), provided such audit may not occur more often than once per year, unless an Event of Default has occurred and is continuing. Lender shall have the right, but not the obligation, to take, at Borrower's sole expense, any actions that Borrower is required under this
Section 6.4(m) to take, but which Borrower fails to take, after fifteen (15) days' notice to Borrower. Borrower shall reimburse and indemnify Lender for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this Section 6.4(m).

                                  ARTICLE VII
                                    DEFAULTS


     The occurrence of any one or more of the following events shall constitute
Default:

     7.1 Any representation or warranty made in this Agreement or the Merger Agreement by or on behalf of the Borrower to the Lender shall be materially false on the date as of which made.

     7.2 Nonpayment of principal or interest due under the Note within 7 calendar days following the date when due.


     7.3 The breach by the Borrower of any of the covenants contained in this Agreement or the Merger Agreement, which default shall not have been cured within 20 calendar days after written notice thereof is given to the Borrower by the Lender.

     7.4 The occurrence of default or an event of default under any of the Loan Documents, or under any other material agreement, instrument or document with respect to borrowed money to which the Borrower is a party, which remains uncured for 15 calendar days after written notice thereof is given to the Borrower.

     7.5 The Borrower shall (i) have an order for relief entered with respect to it under the federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, acquiesce in, or have appointed for it or any substantial portion of its property a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial part of its property, (iv) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any corporate action to authorize or effect any of the foregoing actions set forth in this Section 7.5.

     7.6 This Agreement or the Intellectual Property Security Agreements shall for any reason fail to create a valid and perfected security interest in any collateral purported to be covered thereby, except as permitted by the terms of such agreements, or this Agreement or any of the other Loan Documents shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability thereof.

     7.7 A Change in Control (other than pursuant to the Merger Agreement) shall have occurred.

     7.8 Borrower shall make any payment to, or any payment shall be made on account of any Indebtedness other that Indebtedness permitted under Section 6.4(e), except as may be agreed to by Lender.

                                  ARTICLE VIII

                 ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES

     8.1 Acceleration. Subject to the terms of the Subordination Agreements, if any Default described in Section 7.5 occurs with respect to the Borrower, the Obligations shall immediately become due and payable without any election, notice or action on the part of the Lender. If any other Default occurs, the Lender may declare the Obligations to be due and payable, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives.


     8.2 Amendments. The Lender and the Borrower may enter into written agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lender or the Borrower hereunder or waiving any Default hereunder. To be effective, any such amendment or waiver must be in writing and signed by the Lender and the Borrower.

     8.3 Preservation of Rights, No Adverse Impact. No delay or omission of the Lender to exercise any right under this Agreement or any of the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lender, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents, or by law afforded shall be cumulative and all shall be available to the Lender until the Obligations have been paid in full.

     8.4 Remedies.

           (a) Upon the occurrence and during the continuance of a Default, the Lender may, subject to the terms of the Subordination Agreements, proceed to protect and enforce to Lender's rights by suit in equity, action of law and/or other appropriate proceeding either for specific performance of any covenant or condition contained in this Agreement, any Loan Document or in any instrument or document delivered to the Lender pursuant hereto, or in the exercise of any rights, remedies or powers granted in this Agreement, any Loan Document and/or any such instrument or document the Lender may proceed to declare the obligations under this Agreement or any Loan Document to be due and payable pursuant to Section 8.1 hereof and the Lender proceed to enforce payment of such documents as provided herein, or in any Loan Document, and may offset and apply toward the payment of such amount any indebtedness of the Lender to the Borrower.

           (b) Upon the occurrence and during the continuance of a Default, the Lender may, subject to the terms of the Subordination Agreements, enter and take possession of all Collateral and the premises on which they are located, and in the Lender's sole discretion operate and use Borrower's equipment, whether or not Collateral hereunder, complete work in process, apply as Borrower's attorney-in-fact for domestic or foreign patents or other intellectual property rights with respect to inventions and seek registration or assignment, foreign and domestic, of any trademarks, trade names, styles, logos or copyrights, and sell, lease or license the Collateral to third persons or associations without being liable to Borrower on account of any losses, damage or depreciation that may occur as a result thereof so long as Lender shall act reasonably and in good faith; and at the Lender's option and without notice to Borrower (except as specifically herein provided) Lender may sell, lease, assign and deliver the whole or any part of the Collateral, or any substitute therefor or any addition thereto, at public or private sale, for cash, upon credit, or for future delivery, at such prices and upon such terms as Lender deems advisable, including without limitation, the right to sell or lease in conjunction with other property, real or personal, and allocate the sale or lease proceeds among the items of property sold without the necessity of the Collateral being present at any such sale or lease, or in view of prospective purchasers thereof. Lender shall give Borrower at least ten (10) days' by hand delivery at or by United States first-class mail, postage prepaid (in which event notice shall be deemed to have been given when so deposited in the mail), to the address specified herein, of the time and place of any public or private sale or other disposition unless the Collateral is perishable, threatens to decline speedily in value, or is the type customarily sold in a recognized market. Upon such sale, Lender may become the purchaser of the whole or any part of the Collateral, discharged from all claims and free from any right of redemption. In case of any such sale by Lender of all or any of said Collateral on credit or for future delivery, property so sold may be retained by Lender until the selling price is paid by the purchaser. Lender shall incur no liability in case of the failure of the purchaser to take up and pay for the property so sold. In case of any such failure, the said property may again be sold.

     (c) The Lender for a term to commence on the date of this Agreement and continuing thereafter until all debts and Obligations of any kind or character owing from Borrower to Lender are fully paid and discharged, may enter and use all premises or places of business which Borrower presently has or may hereafter have and where any of said Collateral may be located, and the Lender may use all machinery and equipment owned or leased by Borrower and all goodwill, patent rights, trade names, or logos, whether or not Collateral hereunder.

     (d) Borrower will assemble the Collateral in a single location at a place to be designated by Lender and make the Collateral at all times secure and available to Lender.

     (e) At Borrower's expense the Lender in its own name or in the name of others may communicate with account debtors in order to verify with them to Lender's satisfaction the existence, amount and terms of any accounts or contract rights and also notify account debtors that Collateral has been assigned to Lender and that payments shall be made directly to Lender. Upon request of Lender, Borrower will so notify such account debtors and will indicate on all billings to such account debtors that their accounts must be paid to Lender. Borrower does hereby appoint Lender and its agents as Borrower's attorney-in-fact to collect, compromise, endorse, sell or otherwise deal with the Collateral or proceeds thereof in its own name or in the name of the Borrower; to endorse the Barrer upon any notes, checks, drafts, money orders, or other instruments, documents, receipts or Collateral that may come into its possession and to apply the same in full or part payment of any amounts owing to Lender; to sign and endorse the Barrer upon any documents, instruments, drafts against account debtors, assignments, verifications and notices in connection with Accounts, and any instrument or document relating thereto or to Borrower's rights therein; and to give written notice to any office and officials of the United States Post Office to effect such change or changes of address that all mail addressed to Borrower may be delivered directly to Lender. Borrower hereby grants to its said attorney-in-fact full power to do any and all things necessary to be done in and about the premises as fully and effectually as Borrower might or could do, and hereby ratifies all that its attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and is irrevocable for the term of this Agreement for all transactions hereunder and thereafter as long as Borrower may be indebted to Lender.

     8.5 Application of Proceeds. Any and all proceeds of any Collateral realized or obtained by the Lender upon exercise of its rights and remedies hereunder, shall be applied to the amounts outstanding under this Agreement or any other Loan Document, after payment of any and all costs and expenses, fees and commission and taxes of such sale, collection or other realization, in accordance with the following:

          (a) Any and all proceeds of any Collateral shall first be applied to the payment of any and all expenses, charges or other amounts which may be due and owing under this Agreement or the Loan Documents; and

          (b) Any and all proceeds of any Collateral remaining after application as provided in paragraph (a) above shall be applied to the payment of principal, interest or charges outstanding with respect to the Loans or under the Note; and

          (c) Any surplus remaining after application as provided in paragraphs (a) and (b) above, shall be paid to the Borrower, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same.


                                   ARTICLE IX

                               GENERAL PROVISIONS

     9.1 Survival of Representations. All representations and warranties of the Borrower contained in this Agreement shall survive delivery of the Notes and the making of the Loan herein contemplated.

     9.2 Headings. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

     9.3 Entire Agreement. The Loan Documents and the Merger Agreement embody the entire agreement and understanding between the Borrower and the Lender and supersede all prior agreements and understandings between the Borrower and the Lender relating to the subject matter thereof.

     9.4 No Third Party Beneficiary. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

     9.5 Expenses. The Borrower agrees to pay, on demand, all of the Lender's own out-of-pocket expenses (including reasonable attorneys' fees) incurred in connection with preparing, executing and delivering this Agreement and the Loan Documents and all related instruments and documents executed and delivered in connection herewith, and in connection with any and all amendments and/or modifications of the Loan Documents. Upon the occurrence of a Default, and so long as a Default is continuing, Borrower shall pay to Lender on demand all expenses incurred in connection with the collection and enforcement of all Obligations under the Loan Documents including, without limitation, all reasonable attorneys' fees, and all reasonable costs incurred by Lender in connection with the collection and enforcement of the Obligations and in connection with any proceeding commenced by or against Borrower under Title 11 of the U.S. Code.

     9.6 Indemnity.     Borrower hereby indemnifies the Lender and its
respective directors, officers, employees, affiliates and agents (collectively, "Indemnified Persons") against, and agrees to hold each such Indemnified Person harmless from, any and all losses, claims, damages and liabilities, including claims brought by any officer, director or shareholder or former officer, director or shareholder of Borrower, and related expenses including reasonable counsel fees and expenses, incurred by such Indemnified Person arising out of any claim, litigation, investigation or proceeding (whether or not such Indemnified Person is a party thereto) relating to any transactions, services or matters that are the subject of the Loan Documents; provided, however, that such indemnity shall not apply to any such losses, claims, damages, or liabilities or related expenses determined by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Indemnified Person. All amounts due hereunder shall be payable on demand and shall constitute Obligations hereunder.

     9.7 Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

     9.8 Nonliability of Lender. The relationship between the Borrower and the Lender shall be solely that of borrower and lender. The Lender shall have no fiduciary responsibilities to the Borrower. The Lender undertakes no responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower's business or operations.

     9.9 CHOICE OF LAW. THIS AGREEMENT AND THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS (AND NOT THE LAW OF CONFLICTS) OF THE COMMONWEALTH OF MASSACHUSETTS.

     9.10 CONSENT TO JURISDICTION. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS AND THE UNITED STATES DISTRICT COURTS SITTING THEREIN FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL

PROCEEDING BY THE BORROWER AGAINST THE LENDER OR ANY AFFILIATE OF THE LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN THE COMMONWEALTH OF MASSACHUSETTS.

     9.11 WAIVER OF JURY TRIAL.    THE BORROWER HEREBY WAIVES TRIAL BY JURY IN
ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

     9.12 Further Assurances. The Borrower, at its own expense, shall do, make, execute and deliver all such additional and further acts, deeds, assurances, documents, instruments and certificates as the Lender may reasonably require, including, without limitation, (a) executing, delivering and filing financing statements and continuation statements under the Uniform Commercial Code, (b) obtaining governmental and other third party consents and approvals, and (c) obtaining waivers from mortgagees and landlords.

     9.13 Successors and Assigns. The terms and provisions of this Agreement and the Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights or obligations under the Loan Documents.

     9.14 Giving Notice. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by telex or by facsimile and addressed or delivered to such party at their addresses as follows (unless otherwise designated in writing to the other parties); (i) if to Borrower, at the address set forth below the Borrower's name on the signature page hereto and (ii) if to Lender, at the address set forth the Lender's name on the signature page hereto. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given three Business Days after being sent; any notice, if transmitted by telex or facsimile shall be deemed given when transmitted (answer back confirmed in the case of telexes).

     9.15 Change of Address. The Borrower and the Lender may each change the address for service of notice upon it by a notice in writing to the other parties hereto.

     9.16 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrower and the Lender.

     9.17 Revised Article 9 of the Uniform Commercial Code. The parties acknowledge and agree to the following provisions in anticipation of the possible application, in one or more jurisdictions, to the transactions contemplated hereby of the revised Article 9 of the UCC in the form or substantially in the form approved by the American Law Institute and the National Conference of Commissioners on Uniform State Law and contained in the 1999 official text of Revised Article 9 ("Revised Article 9"). In applying the law of any jurisdiction in which Revised Article 9 is in effect, the Collateral shall be and include all assets of the Borrower, whether or not within the scope of Revised Article 9. The Collateral shall include, without limitation, the following categories of assets (as defined in Revised Article 9) belonging to the Borrower or in which the Borrower has any rights: goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts, chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, general intangibles (including payment intangibles and software), supporting obligations and any and all proceeds of any thereof, wherever located, whether now owned and hereafter acquired. The Lender may at any time and from time to time file financing statements, continuation statements and amendments thereto that describe the Collateral as all assets of the Borrower or words of similar effect and which contain any other information required by Part 5 of the Revised Article 9 for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether the Borrower is an organization, the type of organization and any organization identification number issued to the Borrower. The Borrower agrees to furnish any such information to the Lender promptly upon request. Any such financing statements, continuation statements or amendments may be signed by the Lender on behalf of the Borrower and may be filed at any time in any jurisdiction whether or not Revised Article 9 is then in effect in that jurisdiction. The Borrower shall at all times and from time to time, whether or not Revised Article 9 is in effect in any particular jurisdiction, take such steps as the lender may reasonably request for the Lender to obtain an acknowledgement, in form and substance satisfactory to the Lender, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for the Lender. Nothing contained in this Section shall be construed to narrow the scope of the Lender's security interest in any of the Collateral or the perfection or priority thereof or to impair or otherwise limit any of the rights, powers, privileges or remedies of the Lender hereunder except (and then only to the extent) mandated by Revised Article 9 to the extent then applicable.

     IN WITNESS WHEREOF, the Borrower and the Lender have executed this Agreement as of the date first above written.


                                   Borrower: BROADSOFT, INC.

                                   By: /s/ Michael Tessler
                                       Name:    Michael Tessler
                                       Title:   President & CEO
                                       Address: 220 Perry Parkway
                                                Gaithersburg, MD 20877


                                   Lender: UNISPHERE NETWORKS, INC.


                                   By: /s/ Mark Nasiff
                                       Name:    Mark Nasiff
                                       Title:   VP Finance & Admin
                                       Address: Ten Technology Park Drive
                                                Westford, MA 01886


     Schedules

Schedule 5.1 - Executive Offices
Schedule 6.5 - Permitted Liens and Indebtedness

                                    Exhibits

Exhibit "A" - Note
Exhibit "B" - Loan Request
Exhibit "C" - Landlord Waiver
Exhibit "D" - Intellectual Property Security Agreement

                                  EXHIBIT "A"

           REPAYMENT OF THIS NOTE, AND THE ENFORCEMENT OF ANY RIGHTS
      HEREUNDER, IS SUBJECT TO THE TERMS OF (A) THAT CERTAIN SUBORDINATION
          AGREEMENT BY AND AMONG THE BORROWER, THE LENDER AND SILICON
        VALLEY BANK AND (B) THAT CERTAIN SUBORDINATION AGREEMENT BY AND
               AMONG THE BORROWER, THE LENDER AND COMDISCO, INC.

                                      NOTE

     $9,000,000.00                                             April 6, 2001
                                                           Boston, Massachusetts

     FOR VALUE RECEIVED, on the Maturity Date, BroadSoft, Inc., a Delaware corporation having a principal place of business at 220 Perry Parkway, Gaithersburg, Maryland 20877 (the "Borrower"), promises to pay to Unisphere Networks, Inc. (the "Lender"), or order, at One Executive Drive, Chelmsford, Massachusetts 01824, or such other place as Lender or any holder hereof may from time to time designate, the principal sum of Nine Million Dollars ($9,000,000.00) or, if less, the aggregate unpaid principal amount of all Loans, in United States Dollars and in immediately available funds as provided in the Loan and Security Agreement of even date between the Borrower and Lender (the "Loan Agreement"), together with interest on the unpaid principal amount hereof from time to time outstanding, at the rates and on the dates set forth in the Loan Agreement. Interest shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed.

     This Note is issued pursuant to, and is entitled to the benefits of, the Loan Agreement, as it may be amended from time to time. Reference is hereby made thereto for a statement of the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is secured pursuant to the terms of the Loan Agreement and other Loan Documents certain, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Loan Agreement.

     The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of the Loan and the date and amount of each principal payment hereunder.

     If any payment of principal or interest is not made when due hereunder, or if any other Default shall occur for any reason, or if the Loan Agreement shall be terminated or not renewed for any reason whatsoever, then and in any such event, in addition to all rights and remedies of Lender under the Loan
Agreement or any Loan Document, applicable law or otherwise, all such rights and remedies being cumulative and enforceable alternatively, successively and concurrently, Lender may, at its option, declare any and all of the Borrower's obligations, liabilities and indebtednesses owing by Borrower under this Note, the Loan Agreement and any other Loan Document (collectively, the "Obligations") to be due and payable, whereupon the then unpaid balance thereof, together with all interest accrued thereon or expenses incurred in connection therewith shall forthwith become due and payable, together with all interest accruing thereafter at the rate set forth in the Loan Agreement until the indebtedness evidenced by this Note is paid in full, plus all costs and expenses of collection hereof, including, without limitation, reasonable attorneys' fees and expenses.

     Borrower shall pay all Lender's costs and expenses (including, without limitation, all reasonable attorneys' fees and expenses) incurred in connection with the enforcement of or preservation of rights under this Note on the terms provided in the Loan Agreement.

     No delay or omission on the part of the Lender in exercising any right hereunder shall operate as a waiver of such right or of any other right of Lender, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The Borrower and every indorser or guarantor of this Note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral, and to the addition or release of any other party or person primarily or secondarily liable.

     None of the terms or provisions of this Note may be excluded, modified, or amended except by a written instrument duly executed on behalf of the holder expressly referring hereto and setting forth the provision so excluded, modified or amended. This Note shall be binding upon the successors and assigns of the Borrower and inure to the benefit of Lender and its successors, endorsees and assigns. If any term or provision of this Note shall be held to be invalid or unenforceable, in whole or in part in any jurisdiction, then such invalidity or unenforceability shall only effect such term or provision, and shall not effect such term or provision in any other jurisdiction or any other term or provision of this Note.

     BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER AT THE ADDRESS PROVIDED BELOW THE BORROWER'S EXECUTION HEREOF. BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

     Borrower hereby waives its right to a jury trial with respect to any action or claim arising out of any dispute in connection with this Note or any of the other Loan Documents, any rights or obligations hereunder or thereunder or the performance of such rights and obligations.

     All rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts (without giving effect to principals of conflicts or choice of laws) and this Note shall be deemed to be made under seal.

     ATTEST:                                 BROADSOFT, INC.

                                             By:
     ----------------------------------         -------------------------------
     Secretary
                                             Name:
                                                  -----------------------------

                                             Title:
                                                   ----------------------------

                   SCHEDULE OF LOAN AND PAYMENTS OF PRINCIPAL
                                       TO
                            NOTE OF BROADSOFT, INC.
                              DATED: April 6, 2001

                   Principal
                    Amount            Maturity         Principal
                      of            of Interest         Amount         Unpaid
    Date             Loan             Period             Paid          Balance
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                  EXHIBIT "B"
                              FORM OF LOAN REQUEST

                                BROADSOFT, INC.

                                     [DATE]


     Unisphere Networks, Inc.
1 Executive Drive
Chelmsford, MA 01824
Attn:
     _________________________

     Re:  Loan Request

     Ladies and Gentlemen:

     The undersigned (the "Borrower") hereby requests that you make a Loan pursuant to the terms and conditions set forth in the Loan and Security Agreement dated as of ______________, 2001, by and between the Borrower and Unisphere Networks, Inc. (the "Lender"), as the same may be amended and in effect from time to time (the "Loan Agreement"), as set forth below. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Loan Agreement.

     The Borrower hereby certifies that the conditions precedent to the Loan set forth in Article III of the Loan Agreement have been complied with.

     The Borrower hereby requests, pursuant to Section 2.1(h) of the Loan Agreement, that the Lender make a Loan in the principal amount of $___________ on [Date], (the "Drawdown Date"). We understand that this request obligates us to accept the requested Loan on the proposed Drawdown Date.

     You are hereby directed to transfer the proceeds of the requested Loan to Borrower in accordance with the following instructions: wire to: [WIRE INSTRUCTIONS].

                                   Very truly yours,


                                   BROADSOFT, INC.

                                        By:
                                           -----------------------------
                                        Title:
                                              --------------------------
                                                Duly Authorized

                                  EXHIBIT "C"

                                LANDLORD WAIVER

     WHEREAS, Unisphere Networks, Inc. ("Lender") has or is about to provide certain financing arrangements to BroadSoft, Inc. ("Borrower") pursuant to which Lender has been or will be granted a security interest in all of the Borrower's personal property described on Schedule A attached hereto and made a part hereof (hereafter "Collateral") and,

     WHEREAS, the Collateral has or may become affixed to or be located on, wholly or in part, the certain real estate located at ______________________, as more fully described in the Lease (defined below), a true and correct copy of which is attached hereto as Exhibit A (the "Premises") and,

     WHEREAS, the undersigned has an interest in the Premises as owner and lessor pursuant to a certain lease between Borrower, as tenant, and the undersigned, as landlord, dated ____________ (together with any amendments or modifications thereof, the "Lease"),

     NOW, THEREFORE, for good and valuable considerations, the receipt and sufficient of which are hereby acknowledge, the undersigned agrees as follows:

          (a) That it waives and relinquishes any landlord's lien, all rights of levy or distraint, security interest or other interest the undersigned may now or hereafter have in any of the Collateral whether for rent or otherwise;

          (b) That the Collateral may be installed in or located on the Premises and shall not be deemed a fixture or part of the real estate but shall at all times be considered personal property;

          (c) That it disclaims any interest in the Collateral and agrees neither to assert any claim to nor take any action with respect to the Collateral while Borrower is indebted to Lender;

          (d) That Lender or its representatives may, in accordance with the terms of the Loan and Security Agreement between Borrower and Lender dated __________, 2001 ("Loan"

Agreement"), enter upon the Premises at any time to inspect or remove the Collateral and may advertise and conduct a public or private auction thereon;

          (e) That Lender, at its option, may, in accordance with the Loan Agreement, enter the Premises for the purpose of repossessing, removing, selling or otherwise dealing with the Collateral, and such license shall be irrevocable and shall continue from the date Lender enters the Premises for as long as Lender deems necessary but not to exceed a period of sixty (60) days after the receipt by Lender of written notice by the undersigned directing removal of the Collateral; provided that during such sixty (60) day period, Lender makes payment of rent at the rate set forth in the Lease, prorated on a per diem basis to be determined on a thirty (30) day month, without incurring any other obligations of Borrower. Lender may, subsequent to the sixty (60) day period, remain on said Premises for an additional period not to exceed ninety (90) days at the rental provided under the Lease, prorated on a per diem basis to be determined on a thirty (30) day month, without incurring any other obligation of Borrower. Lender shall promptly repair any damages to the Premises caused directly by any repossession or removal by Lender or its agents of the Collateral or Lender or its agents otherwise dealing with any of the Collateral and shall indemnify, pay, protect, defend and hold harmless the undersigned, its lender and their respective successors and assigns from and against any loss, claim, damage, cost or expense arising directly out of Lender's entry onto the Premises or Lender's repossession, removal, sale or otherwise dealing with the Collateral; and

          (f) The undersigned agrees to give notice in writing by certified or registered mail to Lender of any Event of Default (as defined in the Lease) by Borrower under the provisions of the Lease. Any such notice shall be promptly sent to (or such address as Lender may specify in writing to the undersigned):
Unisphere Networks, Inc., at One Executive Drive, Chelmsford, MA 01824, Attn:
Suzanne Zabitchuck, Esq.

     Upon receipt of said notice, Lender shall thereupon have the right, but not the obligation, to cure any monetary Event of Default within five (5) days thereafter and any non-monetary Event of Default within ten (10) days thereafter. In no event shall Lender be permitted to cure any monetary Event of Default more than twice in any Lease Year (as defined in the Lease). Any payment made or act done by Lender to cure any such Event of Default shall not constitute an assumption of the Lease or any obligations of Borrower or the undersigned.

     This waiver may not be changed or terminated orally and is binding upon the undersigned and the heirs, personal representatives, successors and assigns of the undersigned and inures to the benefit of Lender and the successors and assigns of Lender.

Dated this __________ day of _________, 2001,
[LANDLORD]



By: ______________________________________

Title:____________________________________

Address:__________________________________

__________________________________________

[                                         ]

COUNTY OF ______________


     The foregoing instrument was acknowledged this ____ day of ______, 2001 by

__________________________ , the ___________ of _____________________________
(the "Landlord"), to be his free act and deed in said capacity and the free act and deed of the Landlord, on behalf of said Landlord, before me.


                                        _______________________________

                                        Notary Public
                                        My commission expires:

                              Schedule A to UCC-1

     All of the Borrower's now owned or hereafter acquired:

     (a) Inventory, including but not limited to all inventory, supplies, raw materials, work in process, goods, merchandise, finished inventory and other tangible personal property held by the Borrower for sale or for lease, furnished or to be furnished under contracts of service, or used or consumed in the Borrower's business, goods in transit, any and all returned or repossessed inventory or merchandise and all documents of title (whether negotiable or negotiable) representing any of the foregoing, and all proceeds thereof; and

     (b) Accounts including, but not limited to all accounts, all rights of the Borrower to payment for goods sold or leased or for services rendered, all accounts receivable of the Borrower; all obligations owing to the Borrower evidenced by an instrument or chattel paper; all rights of the Borrower to payment under a contract not yet earned by performance; all obligations owing to the Borrower of any kind or nature, including all writings, if any, evidencing the same, including all instruments, drafts, acceptances and chattel paper; any and all proceeds of any of the foregoing. Further included within the term "Accounts" are all right, title and interest of Borrower in and to the Inventory which gave rise to any Account, (including the right of stoppage in transit) all guaranties of, and security and liens with respect to any Account, and all Accounts, Documents and Contract Rights of Borrower as defined in the Uniform Commercial Code; and

     (c) Instruments, and Chattel Paper, including all instruments and chattel paper as defined in the Uniform Commercial Code and all proceeds thereof; and

     (d) General Intangibles, including but not limited to all general intangibles as defined in the Uniform Commercial Code, the Intellectual Property Collateral described on the attached Schedule A-1 and all proceeds thereof, including without limitation, any and all rights of Borrower to any refund of any tax assessed against Borrower or paid by Borrower, loss carry-back tax refunds, insurance premium rebates, unearned premiums insurance proceeds, choses in action, names, trade names, goodwill, trade secrets, computer programs, computer records, data, computer software, customer lists, patents, patent rights, patent applications, patents pending, patent licenses or assignments, development ideas and concepts, licenses, permits, franchises, telephone numbers, literary rights, rights to performance, trademarks, trademark applications, trademark rights, logos, intellectual property, copyrights, proprietary or other processes, blueprints, drawings, designs, diagrams, plans, reports, charts, catalogs, manuals, research, literature, proposals, cost estimates, routes, and other reproductions on paper or otherwise, of any and all concepts or ideas, whether or not related to the business or operations of Borrower; and

     (e) Equipment, including but not limited to all equipment, vehicles, machinery, tools, furniture, fixtures, trade fixtures and parts. Further included within the term "Equipment" is all tangible personal property utilized in the conduct of the Borrower's business (but excluding any property hereinbefore defined as "Inventory") and all additions, accessions, substitutions, components, and replacements thereto, therefor and thereof and all proceeds thereof; and

     (f)  Other tangible and intangible property; and

     all products and proceeds of the above, including insurance proceeds.

                                  EXHIBIT "D"
                    Intellectual Property Security Agreement

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

     This Intellectual Property Security Agreement is entered into as of _____, 2001 between Unisphere Networks, Inc. ("Lender") and BroadSoft, Inc. ("Grantor").

                                    RECITALS

     A. Lender has agreed to make certain advances of money and to extend certain financial accommodations to Grantor (the "Loans") in the amounts and manner set forth in that certain Loan and Security Agreement between Lender and Grantor dated of even date herewith (as the same may be amended, modified or supplemented from time to time, the "Loan Agreement"). Lender is willing to make the Loans to grantor, but only upon the condition, among others, that Grantor shall grant to Lender a security interest in, among other things, certain Copyrights, Trademarks and Patents to secure the obligations of Grantor under the Loan Agreement. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

     B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Lender a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

     NOW, THEREFORE, for good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

                                   AGREEMENT

     To secure its obligations under the Loan Agreement, Grantor grants and pledges to Lender a security interest in all of Grantor's right, title and interest in, to and under its Intellectual Property Collateral (including without limitation those Copyrights, Patents and Trademarks listed on Schedules A, B and C hereto), together with all goodwill of the business symbolized by the Trademarks, the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof, and all proceeds of each of the foregoing (including, without limitation, all license royalties and proceeds of infringement suits).

     This security interest is granted in conjunction with the security interest granted to Lender under the Loan Agreement. The rights and remedies of Lender with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Lender as a matter of law or equity. Each right, power and remedy of Lender provided herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Lender of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Lender, of any or all other rights, powers or remedies.

     IN WITNESS WHEREOF, the parties have cause this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

                                        GRANTOR:

     Address of Grantor:                               BROADSOFT, INC.

     220 Perry Parkway
     Gaithersburg, MD 20877
     By: _______________________
                                                       Name:
                                                       Title:

                                        LENDER:

     Address of Lender:                                UNISPHERE
                                                       NETWORKS, INC.
     One Executive Drive
     Chelmsford, MA 01824
     By: _______________________

                                                       Name:
                                                       Title:

     [                        ]

     COUNTY OF ____________

     The foregoing instrument was acknowledged this __ day of _________, 2001 by __________________________, the ____________ of BroadSoft, Inc. (the "Grantor"),
to be his free act and deed in said capacity and the free act and deed of the Grantor, on behalf of said Grantor, before me,

                                                  ______________________________
                                                  Notary Public
                                                  My commission expires:

     [                        ]
     COUNTY OF ____________

     The foregoing instrument was acknowledged this __ day of _________, 2001 by __________________________, the ____________ of Unisphere Networks, Inc. (the
"Lender"), to be his free act and deed in said capacity and the free act and deed of the Lender, on behalf of said Lender, before me,

                                                  ______________________________
                                                  Notary Public
                                                  My commission expires:


                                   EXHIBIT A

                                   Copyright


                              Registration/                 Registration/
                              Application                   Application
          Description           Number                          Date
          -----------           ------                          ----

                                   EXHIBIT B

                                    Patents


                                 Registration/            Registration/
                                 Application              Application
     Description                    Number                    Date
     -----------                    ------                    ----

                                   EXHIBIT C

                                   Trademarks

                                 Registration/            Registration/
                                 Application              Application
     Description                    Number                    Date
     -----------                    ------                    ----

                                   SCHEDULE A
                         TO LOAN AND SECURITY AGREEMENT

                                    PATENTS

-----------------------------------------------------------------------------------------------
    DESCRIPTION             REGISTRATION/APPLICATION NUMBER       REGISTRATION/APPLICATION DATE
    -----------             -------------------------------       -----------------------------
-----------------------------------------------------------------------------------------------
"Systems for Providing         Docket No. 313333-130895                 October 12, 1999
     Services"
-----------------------------------------------------------------------------------------------

                                   TRADEMARKS

-----------------------------------------------------------------------------------------------
    DESCRIPTION             REGISTRATION/APPLICATION NUMBER       REGISTRATION/APPLICATION DATE
    -----------             -------------------------------       -----------------------------
-----------------------------------------------------------------------------------------------
BroadSoft (word mark)              App. No. 75/621,168                       1/15/99
-----------------------------------------------------------------------------------------------
BroadSoft (design/logo)            App. No. 76/025,061                       4/12/00
-----------------------------------------------------------------------------------------------
ServiceSwitch                      App. No. 76/025,060                       4/12/00
-----------------------------------------------------------------------------------------------
BroadWorks                         App. No. 75/719,107                       5/28/99
-----------------------------------------------------------------------------------------------
ServiceOS                          App. No. 76/033,416                       4/24/00
-----------------------------------------------------------------------------------------------
CommPilot                          App. No. 76/051,356                       5/18/00
-----------------------------------------------------------------------------------------------
BroadSoft logo and tag-line        App. No. 76/119,107                       8/29/00
"Enhanced Services for
NextGen Networks"
-----------------------------------------------------------------------------------------------
The Service Creation               App. No. 76/051,312                       5/18/00
Company
-----------------------------------------------------------------------------------------------
BroadSoft                          European Community                       10/25/00
                                   App. No. 1,919,562
-----------------------------------------------------------------------------------------------

www.BroadSoft.com (URL)

                   SCHEDULE 5.1
           TO LOAN AND SECURITY AGREEMENT
                 EXECUTIVE OFFICES

CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF BUSINESS:

220 Perry Parkway
Gaithersburg, MD 20877


OTHER PLACES OF BUSINESS:

1 Holiday Plaza, East Tower
Suite 115
Pointe-Claire, Quebec
Canada

                                   SCHEDULE 6.4(E)
                            TO LOAN AND SECURITY AGREEMENT
                           PERMITTED LIENS AND INDEBTEDNESS

1.   Other Indebtedness:

     (a) Loan and Security Agreement dated November 4, 1999, and agreements and documents related thereto (the "SVB Senior Loan").

     (b) Subordinated Loan and Security Agreement dated June 5, 2000, and agreements and documents related thereto (the "Comdisco Subordinated Loan").

     (c) The Borrower has obtained a Standby Letter of Credit for $700,000 from Silicon Valley Bank, which is secured by a certificate of deposit, to secure the Borrower's obligations under the Lease Agreement with BF Saul Real Estate Investment Trust, dated April 12, 2000 (the "BF Saul Lease").

     (d) Under the BF Saul Lease, the Borrower is obligated to pay a supplemental tenant allowance related to the build-out of this space in the amount of approximately $210,000, amortized over the term of the BF Saul Lease.

2.   Other Liens:

     (a) Liens securing the SVB Senior Loan.

     (b) Liens securing the Comdisco Subordinated Loan.

     (c) The Borrower has granted BF Saul a landlord's lien pursuant to Section 16(d) of the BF Saul Lease.